Exhibit 10.1

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Second Amendment”) is made and entered into as of May 9, 2014, by and among SUBURBAN PROPANE, L.P., a Delaware limited partnership (the “Borrower”), SUBURBAN PROPANE PARTNERS, L.P., a Delaware limited partnership (the “Parent”), EACH LENDER SIGNATORY HERETO, and BANK OF AMERICA, N.A., as the administrative agent for the Lenders (in such capacity, the “Administrative Agent”), Swing Line Lender, L/C Issuer and a Lender.

W I T N E S S E T H:

WHEREAS, the Administrative Agent, the Lenders, the Borrower and the Parent are parties to that certain Amended and Restated Credit Agreement dated as of January 5, 2012 as amended by the First Amendment dated as of August 1, 2012 (the “Credit Agreement”);

WHEREAS, the Borrower has requested certain amendments to the Credit Agreement, and subject to the terms and conditions set forth herein, the Administrative Agent and the Lenders that are signatories hereto are willing to agree to such amendments and waivers;

NOW, THEREFORE, in consideration of the mutual covenants and the fulfillment of the conditions set forth herein, the parties hereby agree as follows:

1. Definitions.

(a) Unless otherwise defined in this Second Amendment, each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Second Amendment. The interpretive provisions set forth in Section 1.02 of the Credit Agreement shall apply to this Second Amendment.

(b) The definition of “Exchange Refinancing Notes” is hereby amended as follows: add the word “and” at the end of clause (c); delete clause (d); and renumber clause (e) as clause (d).

2. Amendment to Section 7.02 (Indebtedness). Section 7.02(b)(ii) is hereby amended in its entirety to read as follows:

(ii) Indebtedness of the Parent and Suburban Energy Finance Corp. evidenced by the Exchange Notes (including the Exchange Refinancing Notes), provided that neither the Borrower nor any Subsidiary of the Borrower shall be an issuer of, or Guarantee, any Exchange Notes, and”

3. Representations and Warranties. In order to induce the Administrative Agent and the Required Lenders to execute this Second Amendment, each of the Parent and the Borrower represents and warrants that as of the Second Amendment Effective Date, both before and after giving effect to this Second Amendment:

(a) each of the Second Amendment and the Guarantors’ Consent and Agreement (A) has been duly authorized, executed and delivered by each Loan Party party thereto, (B) constitutes a legal, valid and binding obligation of each such Loan Party, enforceable against each such Loan Party in accordance with its terms subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, and (C) does not and will not (1) contravene the terms of any of such Person’s Organization Documents; (2) materially conflict with or result in any material breach or contravention of, or the creation of any Lien under, or require any material payment to be made under (x) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (y) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (3) violate any Law; and

(b) the representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement or in any other Loan Document, shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that for purposes hereof, the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a), (b), (c) and (d), respectively.

4. Effect of Amendment.

(a) This Second Amendment (i) except as expressly provided herein, shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Credit Agreement or of any of the instruments or agreements referred to therein and (ii) shall not prejudice any right or rights which the Administrative Agent or the Lenders may now have under or in connection with the Credit Agreement, as amended by this Second Amendment. Except as otherwise expressly provided by this Second Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same, and the Credit Agreement, as amended hereby, shall continue in full force and effect. This Second Amendment and such Credit Agreement shall be read and construed as one instrument.

(b) From and after the Second Amendment Effective Date, each reference in the Credit Agreement, including the schedules and exhibits thereto and the other documents delivered in connection therewith, to the “Credit Agreement,” “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, shall mean and be a reference to the Credit Agreement as amended hereby.

5. Loan Document. This Second Amendment is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto.

6. Miscellaneous. This Second Amendment shall be governed by and construed in accordance with, the laws of the State of New York applicable to agreements made and to be performed entirely within such state, and applicable federal law. The captions in this Second Amendment are for convenience of reference only and shall not define or limit the provisions hereof. This Second Amendment may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Second Amendment, it shall not be necessary to produce or account for more than one such counterpart.

7. Entire Agreement. The Credit Agreement (as amended by this Second Amendment) and the other Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

8. Effectiveness. This Second Amendment shall be effective upon receipt by the Administrative Agent of (i) signature pages to this Second Amendment, executed on behalf of the Parent, the Borrower, the Administrative Agent, and the Required Lenders and (ii) signature page to the Guarantors’ Consent and Agreement, executed on behalf of each Guarantor.

[Remainder of Page Intentionally Left Blank. Signature Pages Follow.]

2

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed by their duly authorized officers, all as of the day and year first above written.

BORROWER:

SUBURBAN PROPANE, L.P.

By:	/s/ Michael Kuglin
Name: Michael Kuglin
Title: VP Finance and Chief Accounting Officer

PARENT:

SUBURBAN PROPANE PARTNERS, L.P.

By:	/s/ Michael Kuglin
Name: Michael Kuglin
Title: VP Finance and Chief Accounting Officer

SIGNATURE PAGE TO

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

GUARANTORS’ CONSENT AND AGREEMENT

Each of the undersigned Guarantors hereby (a) consents to the foregoing Second Amendment to Amended and Restated Credit Agreement (the “Second Amendment”), (b) acknowledges and agrees that its obligations and liabilities in respect of the Guaranty and other Loan Documents to which it is a party are not released, diminished, impaired, or otherwise adversely affected by the Second Amendment, and that all such obligations and liabilities are, and shall continue to be, in full force and effect, (c) confirms that the Liens held by the Administrative Agent for the benefit of the Lenders as security for payment of the Obligations (including any increase thereof pursuant to the Second Amendment) remain in full force and effect and are unimpaired by the Second Amendment, and (d) agrees that the Guaranty and other Loan Documents to which it is a party are hereby ratified in all respects. This consent and agreement shall be binding upon each of the undersigned Guarantors, and the respective successors and assigns of each, and shall be governed by and construed in accordance with the laws of the State of New York.

GUARANTORS:

SUBURBAN LP HOLDING, INC., a Delaware corporation
SUBURBAN LP HOLDING, LLC, a Delaware limited liability company
SUBURBAN SALES & SERVICE, INC., a Delaware corporation
GAS CONNECTION, LLC, an Oregon limited liability company
SUBURBAN FRANCHISING, LLC, a Nevada limited liability company
SUBURBAN HEATING OIL PARTNERS, LLC, a Delaware limited liability company
AGWAY ENERGY SERVICES, LLC, a Delaware limited liability company
SUBURBAN ENERGY FINANCE CORP., a Delaware corporation

By:	/s/ Michael Kuglin
Name: Michael Kuglin
Title: Controller

SUBURBAN ENERGY SERVICES GROUP LLC, a Delaware limited liability company

By:	/s/ Michael J. Dunn, Jr.
Name: Michael J. Dunn, Jr.
Title: Sole Member

SIGNATURE PAGE TO

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Bridgett J. Manduk
	Name:	Bridgett J. Manduk
	Title:	Vice President

BANK OF AMERICA, N.A., as a Lender, a L/C Issuer and Swing Line Lender

By:	/s/ Bryan Heller
	Name:	Bryan Heller
	Title:	Director

SIGNATURE PAGE TO

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

WELLS FARGO BANK, N.A., as a Lender and a L/C Issuer

By:	/s/ Edward Markham
	Name:	Edward Markham
	Title:	Assistant Vice President

SIGNATURE PAGE TO

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Helen D. Davis
	Name:	Helen D. Davis
	Title:	Vice President

SIGNATURE PAGE TO

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

CITIBANK, N.A., as a Lender

By:	/s/ Craig Heal
	Name:	Craig Heal
	Title:	Senior Vice President

SIGNATURE PAGE TO

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

RBS CITIZENS, N.A., as a Lender

By:	/s/ Colin Monaghan
Name: Colin Monaghan
Title: Vice President

SIGNATURE PAGE TO

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

HSBC BANK USA, N.A., as a Lender

By:	/s/ Robert Moravec
Name: Robert Moravec
Title: Senior Relationship Manager

SIGNATURE PAGE TO

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

TD BANK, N.A., as a Lender

By:	/s/ Shannon Batchman
	Name:	Shannon Batchman
	Title:	Senior Vice President

SIGNATURE PAGE TO

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Allison Sardo
	Name:	Allison Sardo
	Title:	Senior Vice President

SIGNATURE PAGE TO

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender

By:	/s/ Lisa Wong
	Name:	Lisa Wong
	Title:	Vice President

By:	/s/ Marcus M. Tarkington
	Name:	Marcus M. Tarkington
	Title:	Director

SIGNATURE PAGE TO

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

SANTANDER BANK, N.A., as a Lender

By:	/s/ Alma M. Chin
	Name:	Alma M. Chin
	Title:	Senior Vice President

SIGNATURE PAGE TO

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

BRANCH BANKING AND TRIST COMPANY, as a Lender

By:	/s/ Max Greer
	Name:	Max Greer
	Title:	Vice President

SIGNATURE PAGE TO

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Michelle Latzoni
	Name:	Michelle Latzoni
	Title:	Authorized Signatory

SIGNATURE PAGE TO

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

MANUFACTURERS AND TRADERS TRUST COMPANY, as a Lender

By:	/s/ Derek Lynch
	Name:	Derek Lynch
	Title:	Vice President

SIGNATURE PAGE TO

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

RAYMOND JAMES BANK, N.A., as a Lender

By:	/s/ Scott G. Axelrod
	Name:	Scott G. Axelrod
	Title:	Vice President

SIGNATURE PAGE TO

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT